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                                                                  Exhibit 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 1, 2001, in the Company's Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission on March 30, 2001, into the Company's previously filed Form S-3 Registration Statement File No. 333-91211.




ARTHUR ANDERSEN LLP
/s/ ARTHUR ANDERSEN LLP

Houston, Texas
October 29, 2001